Exhibit 99.12

Viasystems/DDi Merger

Viasystems – Frequently Asked Questions

GENERAL

Why did you decide to acquire DDi?

The merger of Viasystems and DDi creates a world-class company. The complementary match up of market segments, customers and manufacturing capabilities creates positive synergies for both our PCB and Electro-Mechanical Solutions businesses on a global basis.

Why did you decide to do the deal now?

You can never really predict the timing. The industry and market conditions seemed to be right. The strategic benefits of the combination seemed increasingly apparent the further our discussions went.

What are the terms of the acquisition and how was it financed?

Viasystems is acquiring DDi for $13.00 per share, which equates to a total purchase price of approximately $268 million, net of cash plus DDi debt to be assumed.

How long has this acquisition been in the works?

We’ve known DDi for a long time, and have reviewed the merits of a combination with our Board many times over the last several years. The dialogue around moving this forward developed recently and both companies decided to move quickly to ensure success for our shareholders, customers and employees.

What regulatory approvals are needed for finalization?

As in all transactions, time is required between the announcement of the deal signing and the deal closure. Antitrust approval in the U.S. is a condition to the transaction. And, of course, the acquisition must be approved by DDi stockholders.

Is the offer contingent on Viasystems obtaining any type of debt financing?

No. We have obtained a commitment from Goldman Sachs, Wells Fargo and Stifel Nicolaus.

How many jobs will be affected at DDi?

We expect the impact on jobs to be minimal. Again, we see many complementary operations between Viasystems and DDi and expect the acquisition to be a beneficial one for both company’s employees as they continue to serve our customers.

Surely there are some SG&A savings.

Of course – we expect to realize some SG&A savings – but we do not see any significant redundancy at the plant/manufacturing level today. From an overall point-of-view, we have an estimate of at least $10 million of synergies within 6 months after closing. Many of these will be realized from the salaries of senior management, and reducing duplicative outside services such as law and accounting firms as well as leveraging our increased scale for material savings.

Will there be any changes to the leadership of the Company?

Following the close of the transaction, Viasystems’ current Chief Executive Officer, David Sindelar will continue as CEO and the Company will continue be headquartered in St. Louis, Missouri and there will be no changes to the Board of Directors.

How will the transaction affect Viasystems’ sales mix?

The transaction is highly complementary from an end-market perspective and provides a balanced market mix and customer base that gives the combined company a more comprehensive industry foothold and expands the Company’s customer base through complementary market segments. Importantly, it accelerates Viasystems’ penetration of the Military and Aerospace market, which has been a core focus for the Company over the last 18 – 24 months. From a customer perspective, there is very little overlap. In fact, among the top customers of both companies there are no overlapping customers. So, therefore, the combination will have the desirable effect of significantly diversifying our customer base.

How have key customers reacted?

We have already been in contact with many of our key customers to assure them that both companies remain customer focused. I would characterize the reaction as overall positive and they are anxious to learn more about the possibilities.

Will you eliminate functions at DDi?

We expect the impact on jobs to be minimal. We do not see any significant redundancy at the plant/manufacturing level. That said, we will continue to review all aspects of both companies to integrate them in a way that makes sense.

Do you expect any issues with integration?

No. Our strong, execution-oriented management team has a bias for action and we made this deal because Viasystems’ access to high technology volume production in China and Electro-Mechanical Solutions complement DDi’s high technology, quick-turn and prototyping capabilities in North America and China.

Will you continue to operate the combined company out of St. Louis?

Yes. While corporate headquarters will be in St. Louis, we will continue to have operations in California, Colorado, Ohio, Toronto, Virginia, as well as in China.

Do you envision needing all of the current DDi company employees in Anaheim and Milpitas?

We expect the impact on jobs to be minimal. We do not foresee much in the way of changes for the California plant operations, and a management presence will remain in Anaheim, as well. That said, we will continue to review all aspects of both companies to integrate them in a way that makes sense.

QUESTIONS FROM VIASYSTEMS EMPLOYEES

Why did we take this step?

We are always looking for ways to help strengthen our business and enable our growth, including strategic acquisitions and acquisitions. We have also been exploring ways to accelerate our value proposition. This transaction does that. This move clearly strengthens Viasystems’ position as an industry leader, allows us to offer more to our customers – and brings greater value to our shareholders and ensures sustainable, profitable growth for the company and a more secure future for you.

Will Viasystems be closing any operations as a result of this acquisition?

No.

Will Viasystems move?

No.

Will executives receive any special compensation package as result of the sale?

Departing DDi executives will receive whatever change-in-control compensation they are due in their current compensation contracts and certain DDi executives that are integral to the long-term success of the combination will remain with the combined company. Mikel Williams will receive a payment of $1.3 million after the close of the transaction in consideration of his agreement not to compete with the Company for a period of 24 months.

This transaction increases Viasystems’ annual revenue. Does it change the company’s mission?

No. In fact, the transaction is fully in line with our mission of maximizing value for our customers, employees, stakeholders and suppliers. A deal such as this one will serve all of our constituencies well.

Will the combined company offer the same employee benefits we are currently receiving?

Your benefits will not change as a result of this acquisition. Viasystems has a history of providing a comprehensive benefits package to its employees and fully expects it will continue to do so.

What kind of regular communication can employees expect as the transition occurs?

Viasystems prides itself on communicating with its employees and understands that frequent interaction is important as we move through the transition period to the deal close and beyond. Information will be posted and updated throughout this process on the employee intranet. And, as always, we ask that you continue to reach out to your direct supervisor as we interact with them regularly as well.

Viasystems CUSTOMERS/PARTNERS/SUPPLIERS

How will my business be affected?

We entered into this agreement precisely because of the benefits it will bring to our customers. It strengthens our engineering capabilities in each region of the world to assist you in bringing products to market faster – with enhanced prototyping and quick-turn capabilities – and we will now provide a full-service solution that includes quick-turn, prototyping and high-technology volume production in North America.

Will current contracts remain effective and unchanged?

Yes. There are no plans to change any existing agreements.

Who will be our primary contact going forward?

You can plan on working with the same representatives that your organization is most comfortable interacting with today.

Does the change result in any changes in production schedules, or other logistics?

No, you won’t notice any changes in the quality, appearance or performance of Viasystems’ products nor its service.

Will the new company demonstrate the same level of commitment to innovation?

Yes. This deal strengthens our engineering capabilities in each region of the world to assist you in bringing products to market faster – with enhanced prototyping and quick-turn capabilities – and we will now provide an even more robust full-service solution that includes quick-turn, prototyping and high-technology volume production in North America.

Financial

How long have you been in discussions with DDi?

We have been in informal discussions on and off over the years, but specific discussions over the past several weeks.

How would you characterize the negotiations?

Cordial, productive, and, ultimately, successful.

How did you arrive at this price?

We think the price we are paying for DDi is supported by its value. We believe that an acquisition of DDi strengthens Viasystems’ position as a world-class Company. The complementary match up of market segments, geographies, customers and manufacturing capabilities creates positive synergies for both our PCB businesses on a global basis.

Is there a possibility that another offer for DDi surfaces?

There’s always a possibility.

Is there a break-up fee for this deal? If so, what is it?

Yes. The break-up fee is $9.8 million under certain circumstances, we may be entitled to reimbursement of our expenses up to $8.0 million.

What happens to DDi’s management team?

We have agreed on a new management leadership team from Viasystems with DDi’s operations, technical, sales and finance talent. Dave Sindelar would remain CEO.

What cash flow impact do you project?

At this time it is too early in the process to provide any type of projections.

Is the deal likely to affect Viasystems’ debt ratings?

No. Viasystems and its bond holders and lenders view the company’s post-acquisition debt load as very manageable and in line with our objective of strengthening our balance sheet. We have received committed financing from Goldman Sachs, Wells Fargo and Stifel Nicolaus to consummate the acquisition of DDi. The combined company will have a strong balance sheet with access to more than $90 million in credit lines and a cash balance of approximately $91 million after the transaction is completed.

Can you detail the cost-savings you see?

Of course – we expect to realize some SG&A savings. We also expect to eliminate redundant costs (including those of certain senior managers) duplicative outside services, certain sales and commission expenses and operational efficiency savings.

How many jobs are likely to be lost? In what sectors?

We expect the impact on jobs to be minimal. We do not see any significant redundancy at the plant/manufacturing level. That said, we will continue to review all aspects of both companies to integrate them in a way that makes sense.

What is a reasonable forecast for margins?

At this time it is too early in the process to provide any type of projections.

What is your target margin post-acquisition?

At this time it is too early in the process to provide any type of projections.

Is the company comfortable with its debt load?

Yes. Viasystems and its bond holders and lenders view the company’s post-acquisition debt load as very manageable and in line with our objective of maintaining our strong balance sheet.

Forward-Looking Statements:

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of Viasystems and DDi separately and as a combined entity; the timing and consummation of the proposed merger transaction; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Viasystems and DDi regarding future events and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Neither Viasystems nor DDi undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Actual results may differ materially from those expressed or implied. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated; the possibility that the expected synergies from the proposed merger will not be realized, or will not be realized within the anticipated time period; the risk that the businesses will not be integrated successfully; the possibility of disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including but not limited to, due to the failure to satisfy the closing conditions; any actions taken by either of the companies, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions), developments beyond the companies’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of Viasystems, Inc. for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (“SEC”) on February 15, 2012, under the heading “Item 1A. Risk Factors” and in the Annual Report on Form 10-K of DDi for the year ended December 31, 2011, which was filed with the SEC on February 17, 2012, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website, www.sec.gov.

Additional Information and Where to Find It

DDi Corp. intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with Viasystems Group, Inc.. The definitive proxy statement will be sent or given to the stockholders of DDi and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by DDi with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement by contacting DDi by mail at DDi Corp., 1220 N. Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary, or by telephone at (714) 688-7200.

Participants in the Solicitation

DDi and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DDi stockholders in connection with the proposed merger. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on March 21, 2012 and in its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 15, 2012. These documents can be obtained free of charge by visiting the SEC’s web site at www.sec.gov, by mailing Viasystems at 101 South Hanley Road, St. Louis, MO 63105, Attention: Investor Relations Department or by visiting Viasystems’ corporate web site at www.Viasystems.com. Information about DDi’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov, and from DDi by telephone at (714) 688-7200, or by mail at DDi Corp., 1220 N. Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary, or by going to DDi’s annual meeting website atwww.ddiglobal.com/annualmeeting. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that DDi intends to file with the SEC.

U.S. Internal Revenue Service (IRS) Circular 230 Notice: To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the U.S. Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.